CSFB 05-5

Group 13

Pay rules

1.

Pay according to the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Concurrently:

1.

1.7023884510% to the 13P1 until retired

2.

98.2976115490% sequentially as follows:

a.

Pay sequentially to the 13P2, 13P3, 13Z1 until retired

b.

Pay the 13C1 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Concurrently:

1.

1.7023884510% to the 13P1 until retired

2.

98.2976115490% sequentially as follows:

a.

Pay sequentially to the 13P2, 13P3, 13Z1 until retired

2.

Pay the 13C2 until retired

3.

Pay disregarding the aggregate PAC schedule A as follows:

a.

Pay according to the aggregate PAC schedule B as follows:

i.

Concurrently:

1.

1.7023884510% to the 13P1 until retired

2.

98.2976115490% sequentially as follows:

a.

Pay sequentially to the 13P2, 13P3, 13Z1 until retired

b.

Pay the 13C1 until retired

c.

Pay disregarding the aggregate PAC schedule B as follows:

i.

Concurrently:

1.

1.7023884510% to the 13P1 until retired

2.

98.2976115490% sequentially as follows:

a.

Pay sequentially to the 13P2, 13P3, 13Z1 until retired

Notes

Accrual rules:

Pay the 13Z1 accrual amount sequentially to 13P2, 13P3, and 13Z1 until retired

Pxing Speed = 300PSA

Settlement = 5/31/05